UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 7, 1999.

                       ALCOHOL SENSORS INTERNATIONAL, LTD.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         NEW YORK                     0-26998                   11-3104480
 ----------------------------  ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of  incorporation)                                   Identification Number


                 28 BRANDYWINE DRIVE, DEER PARK, NEW YORK 11729
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (516) 342-1515

Item 5.                    Other Events.

     On May 7, 1999, the registrant filed a petition for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Eastern District of New York (the "Bankruptcy Court"), Case No. 899-83790-511.

     On May 10, 1999, the Bankruptcy Court entered an order scheduling a hearing to consider approval of post-petition secured borrowing of up to $500,000 from Acquisition Funding, LLC, the repayment of which is secured by a lien upon and security interest in and to substantially all of the registrant's assets. An interim hearing with respect to the proposed financing will be held on May 25, 1999 with a final hearing to be held on June 7, 1999. Prior to the filing of the petition for relief under Chapter 11 of the Code, the registrant entered into a secured lending relationship with Acquisition Funding, LLC pursuant to which approximately $100,000 was advanced to the registrant.

     At or about the time the registrant filed its bankruptcy petition, it also filed its Plan of Reorganization and Disclosure Statement. The Bankruptcy Court entered an order on May 10, 1999 setting down a hearing to be held June 23, 1999 to approve of the Disclosure Statement and setting June 14, 1999 as a bar date, the date by which creditors must file a proof of claim, if required to do so.

Item 7.                    Financial Statements and Exhibits.

         (a)      Exhibits

                  *1. Order Scheduling Hearing to Consider Approval of a Post-Petition Financing Agreement with Acquisition Funding, LLC, Application, Order Approving Financing Agreement with Acquisition Funding, LLC.

                  *2. Order Scheduling a Hearing on Approval of the Disclosure Statement and Fixing a Last Date to File Proofs of Claims, Application, Plan of Reorganization, Disclosure Statement Pursuant to ss. 1125 of the Bankruptcy Code, Classes of Claims, Notice of Hearing on Disclosure Statement, Notice Requiring Assertion of Claims Against and Interests in the Debtor, and Order Approving Disclosure Statement.

                  *3. Ratification and Amendment Agreement, Security Agreement by and between Alcohol Sensors International, Ltd. and Acquisition Funding LLC, Certificate of Corporate Resolutions, Intellectual Property Agreement by and between Alcohol Sensors International, Ltd. and Acquisition Funding, LLC and Special Power of Attorney.


* To be filed by amendment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALCOHOL SENSORS INTERNATIONAL, LTD.


                                        By:  /s/ Edward Gould
                                             -----------------
                                             Edward Gould, President


Date:    May 19, 1999